                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                July 9, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                       CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        California                     0-10503                   94-2738844
- --------------------------------------------------------------------------------
(State of Incorporation)             (Commission               (IRS Employer
                                      File No.)             Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                 75231
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------


                                  Not Applicable
      -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On March 6, 1996, Continental Mortgage and Equity Trust (the "Trust") purchased the Hampton Office Building in Dallas, Texas for $7.7 million (3.5% of the Trust's assets at December 31, 1995). The seller of the property was Legacy Capital Company. The property was constructed in 1987 and consists of 108,900 square feet. The building was 95% occupied at the date of acquisition. The Trust paid $1.4 million in cash and obtained mortgage financing for the remaining $6.3 million of the purchase price.

On April 16, 1996, the Trust purchased the Amoco Building in New Orleans, Louisiana for $5.9 million in cash (2.7% of the Trust's assets at December 31, 1995). The seller of the property was 1340 Poydras New Orleans, Ltd. The property was constructed in 1977 and consists of 378,244 square feet. The building was 28% occupied at the date of acquisition.

On April 29, 1996, the Trust purchased the Central Freight Storage Warehouse in Dallas, Texas for $2.2 million in cash (1.0% of the Trust's assets at December 31, 1995). The seller of the property was Vintage 1985 Associates. The property was constructed in 1966 and consists of 216,035 square feet. The building was 100% occupied at the date of acquisition.

On June 28, 1996, the Trust purchased the Grove Park Apartments in Plano, Texas for $4.4 million (2.0% of the Trust's assets at December 31, 1995). The seller of the property was Grove Park Joint Venture, a Texas joint venture. The property was constructed in 1979 and consists of 188 units that were 95% occupied at the date of acquisition. The Trust paid $1.2 million in cash and assumed the first lien mortgage secured by the apartment complex of $3.2 million.

On July 9, 1996, the Trust purchased the Promenade Shopping Center in Highlands Ranch, Colorado for $8.1 million (3.7% of the Trust's assets at December 31,
1995). The seller of the property was the Halpin Partnership. The property was constructed in 1985 and consists of 133,558 square feet. The shopping center was 79% occupied at the date of acquisition. The Trust paid $2.3 million in cash and obtained new mortgage financing for the remaining $6.3 million of the purchase price.

On July 23, 1996, the Trust purchased The Park at Colonnade in San Antonio, Texas for $4.2 million (1.9% of the Trust's assets at December 31, 1995). The seller of the property was the United States Department of Housing and Urban Development. The property was constructed in 1975 and consists of 211 units. The property was 93% occupied at the date of acquisition. The Trust paid $700,000 in cash and obtained new mortgage financing for the remaining $3.5 million of the purchase price.

On July 31, 1996, the Trust purchased the 3400 Carlisle Building in Dallas, Texas for $5.3 million (2.4% of the Trust's assets at December 31, 1995). The seller of the property was Dallas Metro Real Estate Fund I, a California limited partnership. The property was constructed in 1985 and consists of 76,727 square feet. The building was 95% occupied at the date of the acquisition. The Trust paid $800,000 in cash and obtained first mortgage financing for the remaining $4.5 million of the purchase price.

The combined $35.0 million purchase prices exceeds 10% of the Trust's assets at December 31, 1995.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995 and the six months ended June 30, 1996. A pro forma balance sheet as of June 30, 1996 is also presented.

A summary of the pro forma transactions follows:

In March 1996, the Trust purchased Hampton Office Building, a 108,900 square foot office building in Dallas, Texas for $7.7 million, exclusive of commissions and closing costs. The Trust paid $1.4 million in cash and obtained mortgage financing in the amount of $6.3 million. The mortgage bears interest at a rate of 8.01% per annum, requires monthly payments of principal and interest of $42,053 for the first two years, increasing to $50,028 in the third year and matures in March 2001.

In April 1996, the Trust purchased the Amoco Building, a 378,244 square foot office building in New Orleans, Louisiana for $5.9 million in cash, exclusive of commissions and closing costs.

In April 1996, the Trust purchased the Central Storage Warehouse, a 216,035 square foot warehouse in Dallas, Texas for $2.2 million in cash, exclusive of commissions and closing costs.

In June 1996, the Trust purchased the Grove Park Apartments, a 188 unit apartment complex in Plano, Texas for $4.4 million, exclusive of commissions and closing costs. The Trust paid $1.2 million in cash and assumed the first lien mortgage secured by the apartment complex of $3.2 million. The mortgage bears interest at a rate of 8.9% per annum, requires monthly payments of principal and interest of $26,315 and matures in March 1998.

In July 1996, the Trust purchased the Promenade Shopping Center, a 133,558 square foot shopping center in Highlands Ranch, Colorado for $8.1 million, exclusive of commissions and closing costs. The Trust paid $3.2 million in cash and obtained new mortgage financing for the remaining $6.3 million of the purchase price. The first lien mortgage bears interest at 9.0% per annum, requires monthly payments of principal and interest of $50,385 and matures July 1, 1999. The second lien mortgage bears interest at 9.0% per annum and matures June 30, 1997 at which time all principal and interest is due.

Also in July 1996, the Trust purchased The Park at Colonnade, a 211 unit apartment complex in San Antonio, Texas for $4.2 million, exclusive of commissions and closing costs. The Trust paid $700,000 in cash and obtained new mortgage financing for the remaining $3.5 million of the purchase price. The mortgage bears interest at 10.0% per annum through July 1997, increasing to 10.5% through maturity, requires monthly payments of interest only and matures January 1998.

On July 31, 1996, the Trust purchased the 3400 Carlisle Building in Dallas, Texas for $5.3 million exclusive of commissions and closing costs. The Trust paid $800,000 in cash and obtained new mortgage financing for the remaining $4.5 million of the purchase price. The mortgage bears interest at 8.93% per annum, requires monthly payments of principal and interest of $33,488 through July 31, 1998, increasing to $38,457 through maturity and matures March 31, 2001.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.

(b)  Financial statements of properties acquired:

Exhibit
Number                             Description
- -------    ---------------------------------------------------------------
 99.0      Hampton Court Office Building Audited Statement of Revenues and
           Direct Operating Expenses for the year ended December 31, 1995.

 99.1      Amoco Building Audited Statement of Revenues and Direct
           Operating Expenses for the year ended December 31, 1995.

 99.2      Grove Park Apartments Audited Statement of Revenues and Direct
           Operating Expenses for the year ended December 31, 1995.

 99.3      3400 Carlisle Building Audited Statement of Revenues and Direct
           Operating Expenses for the year ended December 31, 1995.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996


                                                                                                  Other
                                                                                      3400       Property
                                                                      Actual      Carlisle(1)  Acquisitions(1)    Pro forma
                                                                    ----------    -----------  ---------------    ---------
                                                                                    (dollars in thousands)
                     Assets
                     ------
Notes and interest receivable
  Performing  . . . . . . . . . . . . . . . . . . . . . . . .       $    6,520      $     -      $     -          $   6,520
  Nonperforming, nonaccruing  . . . . . . . . . . . . . . . .            2,287            -            -              2,287
                                                                    ----------      --------     --------         ---------
                                                                         8,807            -            -              8,807

Less - allowance for estimated losses . . . . . . . . . . . .           (1,081)           -            -             (1,081)
                                                                    ----------      --------     --------         ---------
                                                                         7,726            -            -              7,726

Foreclosed real estate held for sale, net of accumulated
  depreciation  . . . . . . . . . . . . . . . . . . . . . . .           10,616            -            -             10,616

Less - allowance for estimated losses . . . . . . . . . . . .           (5,047)           -            -             (5,047)
                                                                    ----------      --------     --------         ---------
                                                                         5,569            -            -              5,569

Real estate held for investment, net of accumulated
  depreciation  . . . . . . . . . . . . . . . . . . . . . . .          175,859         5,300       12,300           193,459
Investments in marketable equity securities of affiliates,
  at market   . . . . . . . . . . . . . . . . . . . . . . . .            5,926            -            -              5,926
Investments in partnerships . . . . . . . . . . . . . . . . .            2,146            -            -              2,146
Cash and cash equivalents . . . . . . . . . . . . . . . . . .           14,870          (800)      (3,000)            7,670
Other assets  . . . . . . . . . . . . . . . . . . . . . . . .            9,728            -            -              9,728
                                                                    ----------      --------     --------         ---------
                                                                    $  221,824      $  4,500     $  9,300         $ 235,624
                                                                    ==========      ========     ========         =========

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996


                                                                                                   Other
                                                                                      3400        Property
                                                                      Actual       Carlisle(1)  Acquisitions(1)   Pro forma
                                                                    ----------     ----------- ----------------   ---------
Liabilities and Shareholders' Equity                                                (dollars in thousands)
Liabilities
Notes and interest payable  . . . . . . . . . . . . . . . . .       $  135,205      $  4,500       $  9,300       $ 149,005
Other liabilities . . . . . . . . . . . . . . . . . . . . . .            6,451            -              -            6,451
                                                                    ----------      --------       --------       ---------
                                                                       141,656         4,500          9,300         155,456
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no par value; authorized
  shares, unlimited; issued and outstanding, 4,193,914
  shares  . . . . . . . . . . . . . . . . . . . . . . . . . .            8,402            -              -            8,402
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . .          258,641            -              -          258,641
Accumulated distributions in excess of accumulated
  earnings  . . . . . . . . . . . . . . . . . . . . . . . . .         (191,077)           -              -         (191,077)
Net unrealizable gains on marketable equity securities  . . .            4,202            -              -            4,202
                                                                    ----------      --------       --------       ---------

                                                                        80,168            -              -           80,168
                                                                    ----------      --------       --------       ---------

                                                                    $  221,824      $  4,500       $  9,300       $ 235,624
                                                                    ==========      ========       ========       =========

- ---------------

(1) Assumes acquisitions completed by the Trust subsequent to June 30, 1996 to be on January 1, 1996. The balance sheet effect of all other 1996 property purchases are included in the June 30, 1996 actual balances presented.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996

                                                                                                   Other
                                                Hampton     Amoco     Grove Park      3400        Property
                                     Actual     Court(1) Building(1) Apartments(1) Carlisle(1) Acquisitions(1) Pro forma
                                   ---------    -------- ----------- ------------- ----------- --------------  ---------
                                                               (dollars in thousands)
Income
   Rentals  . . . . . . . . . .    $  21,770    $    218   $    253     $      485   $      351   $    1,312   $  24,389
   Interest.  . . . . . . . . .          553          -          -              -            -            -          553
                                   ---------    --------   --------     ----------   ----------   ----------   ---------
                                      22,323         218        253            485          351        1,312      24,942
Expenses
   Property operations  . . . .       12,903         118        242            224          158          620      14,265
   Equity in losses of
     partnerships . . . . . . .          194          -          -              -            -            -          194
   Interest.  . . . . . . . . .        6,063          84         -             143          201          459       6,950
   Depreciation.  . . . . . . .        2,294          26         30             44           53          145       2,592
   Advisory fee to
     affiliate. . . . . . . . .          851          -          -              -            -            -          851
   General and
     administrative . . . . . .          939          -          -              -            -            -          939
                                   ---------    --------   --------     ----------   ----------   ----------   ---------
                                      23,244         228        272            411          412        1,224      25,791
                                   ---------    --------   --------     ----------   ----------   ----------   ---------
Income (loss) before
   gain on sale of real
   estate . . . . . . . . . . .         (921)        (10)       (19)            74          (61)          88        (843)
Gain on sale of real
   estate . . . . . . . . . . .        6,169          -          -              -            -            -        6,169
Extraordinary gain. . . . . . .          663          -          -              -            -            -          663
                                   ---------    --------   --------     ----------   ----------   ----------   ---------
Net income (loss) . . . . . . .    $   5,911    $    (10)  $    (19)    $       74   $      (61)  $       88   $   5,983
                                   =========    ========   ========     ==========   ==========   ==========   =========
Earnings per share
   Net income before
     extraordinary gain.  . . .    $    1.37                                                                   $    1.38
   Extraordinary gain . . . . .          .02                                                                         .02
                                   ---------                                                                   ---------
   Net income . . . . . . . . .    $    1.39                                                                   $    1.40
                                   =========                                                                   =========

Shares of beneficial
   interest outstanding . . . .    4,273,916                                                                   4,273,916
                                   =========                                                                   =========

- ---------------

(1) Assumes acquisition by the Trust on January 1, 1996. Pro forma amounts for Hampton Court, Amoco Building and Grove Park are from January 1, through the date of acquisition only, results subsequent to the date of acquisition are included in the "Actual" column.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995


                                                                                                   Other
                                                Hampton     Amoco     Grove Park      3400        Property
                                     Actual     Court(1) Building(1) Apartments(1) Carlisle(1) Acquisitions(1) Pro forma
                                   ---------    -------- ----------- ------------- ----------- --------------  ---------
                                                               (dollars in thousands)
Income
   Rentals  . . . . . . . . . .    $  37,586    $  1,308   $  1,010     $      970   $      701   $    2,625   $  44,200
   Interest.  . . . . . . . . .          723          -          -              -            -            -          723
   Equity in income
     of partnerships  . . . . .          230          -          -              -            -            -          230
                                   ---------    --------   --------     ----------   ----------   ----------   ---------
                                      38,539       1,308      1,010            970          701        2,625      45,153

Expenses
   Property operations  . . . .       22,682         707        967            447          316        1,240      26,359
   Interest.  . . . . . . . . .       10,009         505         -             285          402          917      12,118
   Depreciation.  . . . . . . .        4,279         154        118             88          106          290       5,035
   Advisory fee to
     affiliate. . . . . . . . .        1,264          -          -              -            -            -        1,264
   General and
     administrative . . . . . .        1,207          -          -              -            -            -        1,207
   Provision for losses.  . . .          541          -          -              -            -            -          541
                                   ---------    --------   --------     ----------   ----------   ----------   ---------
                                      39,982       1,366      1,085            820          824        2,447      46,524
                                   ---------    --------   --------     ----------   ----------   ----------   ---------

Net income (loss) . . . . . . .    $  (1,443)   $    (58)  $    (75)    $      150   $     (123)  $      178   $  (1,371)
                                   =========    ========   ========     ==========   ==========   ==========   =========

Earnings per share
   Net loss.  . . . . . . . . .    $    (.33)                                                                  $    (.31)
                                   =========                                                                   =========

Shares of beneficial
   interest outstanding.  . . .    4,377,165                                                                   4,377,916
                                   =========                                                                   =========

- ---------------

(1) Assumes acquisition by the Trust on January 1, 1995.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        CONTINENTAL MORTGAGE AND
                                        EQUITY TRUST





Date:    September 9, 1996              By:     /s/ Thomas A. Holland
     ------------------------              ------------------------------
                                            Thomas A. Holland
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                               Dated July 9, 1996



Exhibit                                                             Page
Number                         Description                         Number
- ------          ----------------------------------------           ------
 99.0           Hampton Court Office Building Audited State-         11
                ment of Revenues and Direct Operating
                Expenses for the year ended December 31,
                1995.

 99.1           Amoco Building Audited Statement of Revenues         15
                and Direct Operating Expenses for the year
                ended December 31, 1995.

 99.2           Grove Park Apartments Audited Statement of           19
                Revenues and Direct Operating Expenses for
                the year ended December 31, 1995.

 99.3           3400 Carlisle Building Audited Statement of          23
                Revenues and Direct Operating Expenses for
                the year ended December 31, 1995.





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